UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)            November 3, 2004

Berkshire Income Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 3 and 4, 2004, Berkshire Income Realty – OP, L.P. (the “OP”) the operating partnership of Berkshire Income Realty, Inc. (the “Company”), through its newly formed and wholly owned subsidiaries; BIR Bridgewater, L.L.C, BIR Trellis L.L.C., BIR Arboretum L.L.C. and BIR Silver Hill, L.L.C., consummated the acquisitions of the following multifamily apartment communities:

Property                                Units              Location                                                       Purchase Price                  Date                                       Seller

Bridgewater on
  the Lake        216      Hampton, VA               $18,950,000.00    Nov. 3, 2004     F.C. Bridgewater Associates, L.P.

Trellis at Lee's
  Mill            176      Newport News, VA          $ 8,825,000.00    Nov. 3, 2004     F.C. Trellis Associates, L.P.

Arboretum Place   184      Newport News, VA          $10,575,000.00    Nov. 4, 2004     F.C. Arboretum Associates, L.P.

Silver Hill at
  Arboretum       153      Newport News, VA          $ 4,350,000.00    Nov. 4, 2004     F.C. Silver Hill Associates, L.P.

In  addition,  on November 4, 2004,  the Company  acquired  the vacant land  adjacent to Arboretum  Place for  $1,500,000.00  from F.C.
Arboretum Land Associates, L.P.

Item 9.01 Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Financial  statement for the property  acquired and noted in Item 2.01 herein are not available at this time and will be filed by amendment as soon as practicable, but not later than January 17, 2005.

(b)      Pro Forma Financial Information

         Pro forma  financial  information  of the Company  reflecting  the  properties  acquired  and noted in Item 2.01 herein is not available at this time and will be filed by amendment as soon as practicable, but not later than January 17, 2005.

(c)      Exhibits.

Exhibit 10.1 Purchase and Sale Agreement dated September 2, 2004, between F.C. Trellis Associates, L.P. and BIR Trellis,
             L.L.C.*
Exhibit 10.2 Purchase and Sale Agreement dated September 2, 2004, between F.C. Bridgewater Associates, L.P. and BIR
             Bridgewater, L.L.C.*
Exhibit 10.3 Purchase and Sale Agreement dated September 2, 2004, between F.C. Arboretum Associates, L.P. and BIR Arboretum,
             L.L.C.*
Exhibit 10.4 Purchase and Sale Agreement dated September 2, 2004, between F.C. Silver Hill Associates, L.P. and BIR Silver
             Hill, L.L.C.*
Exhibit 10.5 Purchase and Sale Agreement dated September 2, 2004, between F.C. Arboretum Land Associates, L.P. and BIR
             Arboretum Development, L.L.C.*

         *Previously  filed as an  exhibit  to the  Company's  Current  Report on Form 8-K,  filed  with the  Securities  and  Exchange
         Commission on September 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Berkshire Income Realty, Inc.

Date:  November 9, 2004                           /s/ David C. Quade
                                                  -----------------------------
                                                  Name: David C. Quade
                                                  Title: President and Chief
                                                          Financial Officer